UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2017

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33554	76-0168604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900, Houston TX 77002
(Address of principal executive offices) (Zip Code)

(713) 335-5151
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2017, PROS Holdings, Inc. (the "Company") held its annual meeting of stockholders. At the annual meeting, Company stockholders:

(i)	elected three Class I directors to the Board of Directors (the "Board") for a three year term expiring 2020;

(ii)
approved our 2017 Equity Incentive Plan (the "2017 Plan") (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended);

(iii)	approved, by advisory vote, the named executive officer compensation;

(iv)	ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(v)	approved, by advisory vote, a frequency of one year for advisory votes on named executive officer compensation.

A total of 30,042,225 shares of common stock were present in person or by proxy at the meeting, representing approximately 95.7% of the voting power of the Company stockholders entitled to vote.

 The nominees for directors were elected based upon the following votes:

	Votes		Broker
Name	For	Withheld	Non-votes
Greg B. Petersen	25,863,094	860,637	3,318,494
Timothy V. Williams	25,641,773	1,081,958	3,318,494
Mariette M. Woestemeyer	24,534,204	2,189,527	3,318,494

The Company maintains a total of eight Board members, five of which are independent.

Ellen L. Keszler, Leslie J. Rechan and William V. Russell continued their terms as Class II directors with terms expiring in 2018. Andres D. Reiner and Ronald F. Woestemeyer continued their terms as Class III directors with terms expiring in 2019.

Approval of our 2017 Plan (including, without limitation, certain material terms of the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended):

Votes			Broker
For	Against	Abstain	non-votes
20,921,795	5,801,436	500	3,318,494

Approval, by advisory vote on named executive officer compensation:

Votes			Broker
For	Against	Abstain	non-votes
16,178,984	10,094,343	450,404	3,318,494

Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm:

Votes			Broker
For	Against	Abstain	non-votes
29,793,163	246,930	2,132	—

Approval, by advisory vote, of a frequency of one year for advisory votes on named executive officer compensation:

Votes
One Year	Two Years	Three Years	Abstain
26,536,039	13,111	16,931	157,650

Consistent with the Board of Directors’ recommendation and the advisory vote of the Company’s stockholders, the Company’s Board of Directors determined that the Company will continue to hold a stockholder advisory vote on named executive officer compensation every year. The next stockholder advisory vote regarding the frequency interval will be held no later than the Company’s annual meeting of stockholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.
Date: May 23, 2017
/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary

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